Labour restructuring	12 Months Ended
Dec. 31, 2013
Labour restructuring

4    Labour restructuring

In 2013, CP recorded a recovery of $7 million ($5 million after tax) (2012 – a charge of $53 million, $39 million after tax) for a labour restructuring initiative which was included in “Labour restructuring” in the Consolidated Statements of Income, and “Accounts payable and accrued liabilities” and “Other long-term liabilities” in the Consolidated Balance Sheets. The resulting position reductions are expected to be completed by the end of 2014, with the majority achieved in 2013.

At December 31, 2013, the provision for restructuring was $50 million (2012 – $89 million). The restructuring accrual was primarily for labour liabilities arising for restructuring plans, including those from prior year initiatives. Payments are expected to continue in diminishing amounts until 2025.

Set out below is a reconciliation of CP’s liabilities associated with its restructuring accrual:

(in millions of Canadian dollars)	2013	2012

Opening balance, January 1	$89	$55
Accrued(1)	(8)	54
Payments	(33)	(22)
Amortization of discount(2)	2	2

Closing balance, December 31	$50	$89

(1) Includes fourth quarter 2013 recovery of $7 million which is related to the fourth quarter 2012 labour restructuring initiative charge of $53 million.

(2) Amortization of discount is charged to income as “Compensation and benefits”.